Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Environmental Energy Services, Inc., a Delaware corporation (the "Company"), do hereby certify, to the best of their knowledge, that:

1.     The Annual Report on Form 10-KSB for the period ending December 31, 2006 (the "Report") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ A. Leon Blaser

A. Leon Blaser, Chief Executive Officer

Date: April 16, 2007

/s/ Greg Holsted

Greg Holsted, Chief Financial Officer

Date: April 16, 2007

{A0038235.DOC}